UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2014

CardioGenics Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 – Entry into Material Definitive Agreement

On June 12, 2014, CardioGenics Holdings Inc. (the “Company”) entered into subscription agreements with 13 investors (including three institutional investors) for the sale and issuance of 12,000,000 shares of its common stock (the “Private Placement Shares”) in exchange for $1,300,000, or $0.11 per share, pursuant to subscription agreements entered into between the Company and each investor (the “Subscription Agreements”). The Private Placement Shares do not have any registration rights and no warrants are to be issued in connection with the private placement.

The purchase price for the Private Placement Shares was funded by the investors to the Offering Agent, WDM Dom Maklerski S.A., and will be released by the Offering Agent to the Company once the Private Placement Shares commence trading on the NewConnect Market of the Warsaw Stock Exchange, which is expected to occur in late July 2014. In the event the Private Placement Shares are not admitted to trading on the NewConnect Market within five (5) months following the date of the Subscription Agreements, the investors are to be repaid their purchase price plus 5% interest per annum calculated from the date payment of the purchase price was made to the account of the Offering Agent and ending on the day of repayment.

The Company and the investors entered into the Subscription Agreements in reliance on an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) under Regulation S of the Securities Act.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, the form of which is filed as Exhibits 10.1 and incorporated herein by reference.

Item 7.01 – Regulation FD Disclosure

On June 12, 2014, the Company issued a press release reporting the Company’s entry into the Subscription Agreements with the investors. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 – Exhibits.

(d) Exhibits

10.1	Form of Subscription Agreements.

99.1	Press Release dated June 12, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
Name:	Yahia Gawad
Title:	Chief Executive Officer

Dated: June 13, 2014

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